Exhibit 99.1

Worksport ($WKSP) Issues Corporate Update: Bitcoin Holdings Double, Production Capacity Scales, New Automotive OEM Discussions, and Brand Visibility Initiatives

Strong Growth in Business Fundamentals, Increased Brand Visibility, and New Strategic Conversations Signal Continued Momentum into Q3 and Q4 2025

West Seneca, New York, August 7, 2025 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, today provided a strategic update highlighting continued expansion across key operational and financial verticals. These updates come ahead of the Company’s Q2 2025 financial results releasing on August 13, 2025.

1. Worksport Doubles Bitcoin Holdings Amid Treasury Strategy Success

Following the launch of its corporate cryptocurrency strategy in December 2024, Worksport has officially doubled its Bitcoin (BTC) holdings. The Company notes that its existing digital asset portfolio—comprised of Bitcoin and XRP—has increased approximately 15% in value since the initial purchase, preserving management’s current view that limited crypto exposure can serve as a long-term hedge against inflation and monetary devaluation.

“Our core focus remains on growing a great American manufacturing business—but we also believe that forward-thinking treasury strategies are vital for preserving long-term value,” said Steven Rossi, Chief Executive Officer of Worksport. “We’re specifically bullish on Bitcoin’s accretive nature, and increasing mainstream adoption offers corporations a unique, uncorrelated store of value. We’re proud to continue our commitment to innovation in both our products and capital allocation practices.”

Worksport continues to emphasize that the Company’s revenue trajectory, cash flow, and profitability initiatives are its primary focus, but modest cryptocurrency exposure aligns with its long-term risk mitigation philosophy.

2. Production Capacity Expansion with New High-Throughput Manufacturing Equipment

Worksport is pleased to announce it has placed a deposit on the acquisition of a state-of-the-art custom manufacturing machine capable of doubling its current production output. The machine is designed to integrate with existing systems at the Company’s ISO 9001:2015-certified West Seneca, NY facility.

Favorable financing (0% for many months) and deferred shipping terms provide Worksport with flexibility to deploy the equipment based on sales acceleration and market demand. The Company believes its current infrastructure can support more than $50 million in annual output, with the new equipment expected to raise this capacity to over $100 million. Further, having an additional machine allows stable output during machine-maintained periods.

“This is a calculated and strategic move to ensure we’re ready to meet surging demand, especially as our dealer network and e-commerce volumes continue to scale. The financing terms we secured are considered to be a very favourable outcome for the Company” added Rossi.

3. Advancing Business Development: OEM Engagement and Branded Partnerships

With rising sales, expanding gross margins, and increasing interest in the Company’s clean-tech product line, Worksport has initiated conversations with two additional automotive original equipment manufacturers (OEMs). These outreach efforts build on existing traction, including a paid pilot program with a top-15 U.S. construction company for Worksport’s COR and SOLIS products. While each functions independently, together they form a nano-grid system—delivering clean, portable power to job sites, campgrounds, and worksites alike.”

Management is optimistic that ongoing B2B engagement may lead to further commercial partnerships, recurring revenue channels, and increased brand visibility in future years for Worksport.

4. National Brand Visibility Efforts Underway

Following social engagement from NASCAR driver and “Malcolm in the Middle” actor Frankie Muniz, Worksport is evaluating several brand amplification initiatives involving nationally recognized partners. These efforts are designed to deepen consumer trust and strengthen positioning in both traditional and clean-tech product verticals. The structure of these initiatives will be positioned to yield immediate and long-term net-benefits.

Looking Ahead: Positioned for a Transformational Q3 and Q4

With record-breaking monthly production, accelerating sales growth, and a projected year-end revenue target of $20 million, Worksport remains focused on executing its strategic roadmap. The Company’s upcoming launch of the COR portable energy system and SOLIS solar tonneau cover is projected for Fall 2025, is expected to unlock a new, high-margin product vertical targeting a $13 billion market.

Further updates, including Q2 2025 earnings and a COR/SOLIS product roadmap, will be shared in the coming weeks.

Webcast Registration for Presentation on Q2 Performance

Worksport reminds investors, analysts, and media to register in advance for the Worksport’s Q2 2025 live webcast (1pm ET, 08/13/2025)

●	Register Here: [Conference Call Registration]

For further information:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Join: Worksport’s Newsletter

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

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Social Media Disclaimer

The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company. Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media. The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial situation may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.